                                                                   EXHIBIT 10.15


                        DESCRIPTION OF HOME LOAN PROGRAM

Certain officers and directors of TMCC have received mortgage loans from the Company secured by real property. The loans are secured by first trust deeds. The interest rate for each loan was based on 3 month LIBOR plus, in either case, a specified margin ranging from .75% to 2% depending on the term of the loan. The borrower received the lowest rate applicable in the quarter in which the loan application was submitted up to the date loan documents were prepared. The original term of the loans is either 10, 15, 20 or 30 years. The interest rate is fixed at inception for all loans except that a borrower could elect a first 10 years fixed, last 20 years variable option for a 30 year loan. The Company paid appraisal and all other closing costs for the loans. The Company is not currently funding new loans under this program. The forms of the following loan documents are included in this exhibit:

      1.  Form of Fixed Rate Note Secured by Deed of Trust
      2.  Form of Fixed Rate/Variable Rate Note Secured by Deed of Trust
      3.  Form of Loan Disclosure Statement
      4.  Form of Deed of Trust
      5.  Form of Notice of Right to Cancel

                                                                             20F

                          NOTE SECURED BY DEED OF TRUST
                          -----------------------------


Date:             _________________                  Amount: $_____________

Borrowers:        _______________________________, husband and wife

                  (__________________ is an associate of Toyota Motor Sales, U.S.A., Inc. or one of its affiliates or subsidiaries)


Property:         ___________________________.


1.       BORROWERS' PROMISE TO PAY
         -------------------------

         In return for a loan that we (the "Borrowers") have received, we promise to pay U.S. $________________ (this amount is called "principal"), plus interest, to the order of Toyota Motor Credit Corporation (hereinafter "Lender" or "TMCC"). We understand that the Lender may transfer this Note. The Lender or anyone who takes this Note by transfer and who is entitled to receive payments under this Note is called the "Note Holder."

2.       INTEREST
         --------

         Interest will be charged on unpaid principal from the date loan proceeds are disbursed until the full amount of principal has been repaid. Interest calculations will be based on a 365 day year, and the actual number of days loan proceeds are outstanding, and the outstanding principal balance.

         Between the date of loan funding and _______________ interest will accrue and be due and payable at the rate of ____% per annum.

3.       PAYMENTS
         --------

a. MATURITY DATE. The entire outstanding principal balance, and any accrued unpaid interest, late charges or other costs for which Borrower is responsible under the terms of this Note or the Deed of Trust, will be due and payable on the earlier of __________________or the date of acceleration of the loan as described in Sections 5, 9 and 11a below (the "Maturity Date").

b. MONTHLY PAYMENT DUE DATE. On the 15th day of each calendar month until the Maturity Date, we promise to pay Note Holder, at 19001 S. Western Avenue, PO Box 3457, Torrance, California 90510-3457, Attn.:
         __________M.D._______(or at a different place if required by Note Holder) our "Monthly Payment" established as set forth below.

C. FIXED MONTHLY PAYMENT. Beginning on _______________and ending on _____________ the Monthly Payment will be $_________. This payment is based upon the principal, a fixed interest rate of _____%, and a ___ year amortization.

d. PAYMENT FOR INTEREST ACCRUED BETWEEN LOAN FUNDING AND 14TH DAY OF MONTH. We also acknowledge that we will be billed by Lender for, and agree to pay, daily interest on our Loan between the date Lender wire transfer funds our Loan and the 14th day of ____________ (the "Partial Month Payment"). The Partial Month Payment will be due on________________.

4.       BORROWERS' RIGHT TO PREPAY
         --------------------------

         I have the right to make payments of principal at any time before they are due. A payment of principal only is known as a "prepayment". When we make a prepayment, we will tell the Note Holder in writing that we are doing so. We may make a full prepayment or partial prepayments without paying any prepayment charge. The Note Holder will use all of my prepayments to reduce the amount of accrued unpaid interest, and then principal that we owe under this Note. If we make a partial prepayment which is less than 21% of the principal balance of the Note, there will be no change in the amount of my monthly payment. If we make a partial prepayment which is 21% or more of the principal balance of the Note, and we simultaneously give the Lender a written request for an adjustment in my monthly payment amount (a "Recasting"), that payment adjustment will be effective as of the second monthly payment due following the date of prepayment. Lender will calculate the Recasting of my loan based upon an amortization schedule using (i) the new principal balance, (ii) the then current interest rate under
         Section 2 above, and (iii) the number _____ minus the number of whole months since the funding of the Note.

5.       BORROWERS' FAILURE TO PAY AS REQUIRED
         -------------------------------------

  a. LATE CHARGE FOR OVERDUE PAYMENTS: If the Note Holder has not received the full amount of any Monthly Payment fifteen (15) calendar days after the due date, we will pay a late charge to the Note Holder. The amount of the charge will be 5.00% of my overdue payment of principal and interest. We will pay this late charge immediately but only once on each late payment.

  b. DEFAULT: If we do not pay the full amount of each monthly payment within fifteen (15) days of the date it is due, we will be in default.

  c. NOTICE OF DEFAULT: If we are in default, the Note Holder may send me a written notice telling me that if we do not pay the overdue amount by a certain date, the Note Holder may require me to pay immediately the full amount of principal which has not been paid and all the interest that we owe on that amount. The date specified in the notice must be at least thirty (30) days after the date on which the notice is delivered or mailed to me.

  d. NO WAIVER BY NOTE HOLDER: Even if, at a time when we are in default, the Note Holder does not require me to pay immediately in full as described above, the Note Holder will still have the right to do so if we are in default at a later time.

  e. PAYMENT OF NOTE HOLDER'S COSTS AND EXPENSES: If the Note Holder has required me to pay immediately in full as described above, the Note Holder will have the right to be paid back by me for all its costs and expenses in enforcing or collecting this Note including actual attorneys' fees, costs and other expenses.

6.       GIVING OF NOTICES
         -----------------

         Unless applicable law requires a different method, any notice which must be given to me under this Note will be given by delivering it or by mailing it by first class mail to me at the Property address above or at a different address if we give the Note Holder a notice of a different address. Any notice that must be given to the Note Holder under this Note will be given by mailing it by first class mail to the Note Holder at the address stated in Section 3 above or at a different address if we are given a notice of that different address.

7.       OBLIGATIONS OF PERSONS UNDER THIS NOTE
         --------------------------------------

         If more than one person signs this Note, each person is fully and personally obligated to keep all of the promises made in this Note, including the promise to pay the full amount owed. The Note Holder may enforce its rights under this Note against each person individually or against all of us together. This means that any one of us may be required to pay all of the amounts owed under this Note.

8.       WAIVERS
         -------

         I waive the rights of presentment and notice of dishonor. "Presentment" means the right to require the Note Holder to demand payment of amounts due. "Notice of dishonor" means the right to require the Note Holder to give notice to other persons that amounts due have not been paid.

9.       ACCELERATION AFTER TERMINATION OF EMPLOYMENT
         --------------------------------------------

         If your, the associate's, employment with Toyota Motor Sales, U.S.A., Inc., its subsidiaries or affiliates, terminates for any reason, the unpaid principal balance and interest will become due and payable ninety (90) days after date of termination. TMCC will not be required to give notice of the acceleration of the Note. Following termination of the associate's employment and until we have paid all principal, interest and any other charges that we may owe under this Note, we will continue to make the monthly payments as specified in Section 3. TMCC will have the right to proceed under Section 5 if we fail to make the monthly payments required after termination of the associate's employment.

10.      GOVERNING LAW
         -------------

         This Note is governed by California law, subject to Section 2924(i) of the California Civil Code, which provides that the Note Holder will give written notice to the Borrowers (Trustors), or their successor in interest, of prescribed information at least ninety (90) and not more than one hundred fifty (150) days before any balloon payment is due.

11.      SECURED NOTE
         ------------

         This Note is secured by a first deed of trust (the "Deed of Trust") dated the same day as this Note encumbering the Property identified above. We understand and acknowledge that the Deed of Trust imposes a number of obligations on me for the protection of TMCC. Some of these obligations are described as follows:

  a.     ACCELERATION OF NOTE ON TRANSFER OR ENCUMBRANCE OF PROPERTY BY
         BORROWER:
         --------------------------------------------------------------

         In the event that we sell, convey, enter into a contract of sale, lease with option to purchase, further encumber or alienate the Property, or any part thereof, or any interest therein, or shall be divested of our title or any interest therein in any manner or way, whether voluntarily or involuntarily, without the written consent of TMCC being first obtained, TMCC will have the right, at its option, to declare any indebtedness or obligations secured by the Property immediately due and payable regardless of the maturity date specified in this Note.

         If TMCC exercises this option, TMCC will give me notice of acceleration. The notice will provide a period of not less than thirty
         (30) days from the date the notice is delivered or mailed within which we must pay all sums secured by the Deed of Trust. If we fail to pay these sums prior to the expiration of the thirty (30) day period, TMCC may invoke any remedies permitted by the Deed of Trust without further notice or demand on me. If the option is not exercised, a reasonable transfer fee will be paid. We further agree to pay for any statement regarding the obligation secured hereby in any amount demanded by TMCC, not to exceed the maximum allowed by law at the time when such statement is requested.

  b. INSURANCE: We will keep the Property insured against fire and other hazards in an amount sufficient to cover the replacement value of the improvements located on the Property. In consideration of TMCC's making this Loan, we will furnish TMCC evidence of such insurance coverage naming TMCC as loss payee, and specifying the date of any renewals and evidence of paid renewals. In the event of loss or damage, we will give prompt notice to TMCC and the insurance carrier.




c. INDEMNITY RE TITLE: We represent that we have title to the Property and will defend and hold TMCC harmless against any and all liability including any costs, damages, expenses and actual attorney's fees incurred by TMCC in connection with any action, claim, proceeding or suit arising from any liens, encumbrances, rights or easements affecting title of the Property securing this Note.


"BORROWER"




---------------------------                 --------------------------


Executive Home Loan Note - 20F

                                                                          10F20V

                          NOTE SECURED BY DEED OF TRUST
                          -----------------------------

Date:             ___________                     Amount: $____________

Borrowers:        ______________________________
                  (______________is an associate of Toyota Motor Sales, U.S.A.,
                  Inc. or one of its affiliates or subsidiaries)

Property:         _________________________________


1.       BORROWERS' PROMISE TO PAY
         -------------------------

         In return for a loan that we (the "Borrowers") have received, we promise to pay U.S. $______________ (this amount is called "principal" or the "Loan"), plus interest, to the order of Toyota Motor Credit Corporation (hereinafter "Lender" or "TMCC"). We understand that the Lender may transfer this Note. The Lender or anyone who takes this Note by transfer and who is entitled to receive payments under this Note is called the "Note Holder."

2.       INTEREST
         --------

         Interest will be charged on unpaid principal from the date Loan proceeds are disbursed until the full amount of principal has been repaid. Interest calculations will be based on a 365 day year, and the actual number of days Loan proceeds are outstanding, and the outstanding principal balance.

         Between the date of Loan funding and _________________interest will accrue and be due and payable at the rate of ____% per annum.

         Between ________________ and the date when the Loan is paid in full interest will accrue and be due and payable at the "Variable Interest Rate" specified below.

         The "Variable Interest Rate" will be adjusted, up or down, on __________ 15th of each year beginning in _____, and will be the lowest "3 Month LIBOR Rate" in effect between ________________ and ___________ of that year plus three quarter percent (3/4%) per annum. The "3 Month LIBOR Rate" is the three (3) month London Interbank Offered Rate in effect from time to time as published by TMCC. In the event there is any later question about the 3 Month LIBOR Rate, reference shall be made to the reports of the LIBOR rates published monthly in the Wall Street Journal. If the 3 Month LIBOR Rate is renamed or no longer be published, a substitute variable interest rate index selected by the TMCC Rate Committee shall be used to determine the Variable Interest Rate.

3.       PAYMENTS
         --------

a. MATURITY DATE. The entire outstanding principal balance, and any accrued unpaid interest, late charges or other costs for which Borrower is responsible under the terms of this Note or the Deed of Trust, will be due and payable on the earlier of ______________ or the date of acceleration of the Loan as described in Sections 5, 9 and 11a below (the "Maturity Date").

b. MONTHLY PAYMENT DUE DATE. On the 15th day of each calendar month beginning in _____________ and until the Maturity Date, we promise to pay Note Holder, at PO Box 3457, Torrance, California 90510-3457,
         Attn.: Mail Drop __________(or at a different place if required by Note Holder) our "Monthly Payment" established as set forth below.

c. FIXED MONTHLY PAYMENT. Beginning on _____________and ending on ____________ the Monthly Payment will be $_____________. This payment is based upon the principal, a fixed interest rate of ______%, and 30 year amortization.

d. PAYMENT FOR INTEREST ACCRUED BETWEEN LOAN FUNDING AND 14TH DAY OF MONTH. We also acknowledge that we will be billed by Lender for, and agree to pay, daily interest on our Loan between the date Lender wire transfers funds our Loan and the 14th day of _____________ (the "Partial Month Payment"). The Partial Month Payment will be due on
         ____________.

e. ADJUSTED MONTHLY PAYMENTS. Beginning on ____________our Monthly Payment will increase or decrease as of the Monthly Payment due on the fifteenth (15th) day of each ______ (the "Payment Change Date") until the Maturity Date. Once a year, Lender will send us a written notice telling us our "Adjusted Monthly Payment." If we do not receive such a written notice prior to ______ 15th in any year, we will so advise the Lender in writing, and keep making our Monthly Payments, in the prior year's amount, until that notice is received by us.

f. CALCULATION OF ADJUSTED MONTHLY PAYMENT. Each Adjusted Monthly Payment will be calculated by Lender as of the fifteenth (15th) day of _____ in each year (the "Adjustment Date") based upon an amortization schedule using (a) the outstanding principal balance on the Adjustment Date, (b) the Variable Interest Rate, and (c) 360 minus the number of whole calendar months since the date Loan proceeds were disbursed to us.

4.       BORROWERS' RIGHT TO PREPAY
         --------------------------

         We have the right to make payments of principal at any time before they are due. A payment of principal only is known as a "prepayment". When we make a prepayment, we will tell the Note Holder in writing that we are doing so. We may make a full prepayment or partial prepayments without paying any prepayment charge. The Note Holder will use all of our prepayments to reduce the amount of accrued unpaid interest, and then principal that we owe under this Note. If we make a partial prepayment which is less than 21% of the principal balance of the Note, there will be no change in the amount of our monthly payment. If we make a partial prepayment which is 21% or more of the principal balance of the Note, and we simultaneously give the Lender a written request for an adjustment in our monthly payment amount (a "Recasting"), that payment adjustment will be effective as of the second monthly payment due following the date of prepayment. We may give Lender this notice no more than once in any twelve (12) month period. Lender will calculate the Recasting of our Loan based upon an amortization schedule using (i) the new principal balance, (ii) the then current interest rate under
         Section 2 above, and (iii) the number 360 minus the number of whole months since the funding of the Note.

5.       BORROWERS' FAILURE TO PAY AS REQUIRED
         -------------------------------------

  a. LATE CHARGE FOR OVERDUE PAYMENTS: In addition to the continuing accrual of interest on our Loan balance, if the Note Holder has not received the full amount of any Monthly Payment fifteen (15) calendar days after the due date, we will pay a late charge to the Note Holder. The amount of the charge will be 5.00% of our overdue payment of principal and interest. We will pay this late charge immediately but only once on each late payment.

  b. DEFAULT: If we do not pay the full amount of each Monthly Payment by the last calendar day of the calendar month when it is due, we will be in default.

  c. NOTICE OF DEFAULT: If we are in default, the Note Holder may send us a written notice telling us that if we do not pay the overdue amount by a certain date, the

         Note Holder may require us to pay immediately the full amount of principal which has not been paid and all the interest that we owe on that amount. The date specified in the notice must be at least thirty
         (30) days after the date on which the notice is delivered or mailed to us.

  d. NO WAIVER BY NOTE HOLDER: Even if, at a time when we are in default, the Note Holder does not require us to pay immediately in full as described above, the Note Holder will still have the right to do so if we are in default at a later time.

  e. PAYMENT OF NOTE HOLDER'S COSTS AND EXPENSES: If the Note Holder has required us to pay immediately in full as described above, the Note Holder will have the right to be paid back by us for all its costs and expenses in enforcing or collecting this Note including actual attorneys' fees, costs and other expenses.

6.       GIVING OF NOTICES
         -----------------

         Unless applicable law requires a different method, any notice which must be given to us under this Note will be given by delivering it or by mailing it by first class mail to us at the Property address above or at a different address if we give the Note Holder a notice of a different address. Any notice that must be given to the Note Holder under this Note will be given by mailing it by first class mail to the Note Holder at the address stated in Section 3 above or at a different address if we are given a notice of that different address.

7.       OBLIGATIONS OF PERSONS UNDER THIS NOTE
         --------------------------------------

         If more than one person signs this Note, each person is fully and personally obligated to keep all of the promises made in this Note, including the promise to pay the full amount owed. The Note Holder may enforce its rights under this Note against each person individually or against all of us together. This means that any one of us may be required to pay all of the amounts owed under this Note.

8.       WAIVERS
         -------

         We waive the rights of presentment and notice of dishonor. "Presentment" means the right to require the Note Holder to demand payment of amounts due. "Notice of dishonor" means the right to require the Note Holder to give notice to other persons that amounts due have not been paid.

9.       ACCELERATION AFTER TERMINATION OF EMPLOYMENT
         --------------------------------------------

         If your, the associate's, employment with Toyota Motor Sales, U.S.A., Inc., its subsidiaries or affiliates, terminates for any reason, the unpaid principal balance and interest will become due and payable ninety (90) days after date of termination. TMCC will not be required to give notice of the acceleration of the Note. Following termination of the associate's employment and until we have paid all principal, interest and any other charges that we may owe under this Note, we will continue to make the monthly payments as specified in Section 3. TMCC will have the right to proceed under Section 5 if we fail to make the monthly payments required after termination of the associate's employment.

10.      GOVERNING LAW
         -------------

         This Note is governed by California law, subject to Section 2924(i) of the California Civil Code, which provides that the Note Holder will give written notice to the Borrowers (Trustors), or their successor in interest, of prescribed information at least ninety (90) and not more than one hundred fifty (150) days before any balloon payment is due.

11.      SECURED NOTE
         ------------

         This Note is secured by a first deed of trust (the "Deed of Trust") dated the same day as this Note encumbering the Property identified above. We understand and acknowledge that the Deed of Trust imposes a number of obligations on us for the protection of TMCC. Some of these obligations are described as follows:

  a.     ACCELERATION OF NOTE ON TRANSFER OR ENCUMBRANCE OF PROPERTY BY
         BORROWER:
         --------------------------------------------------------------

         In the event that we sell, convey, enter into a contract of sale, lease with option to purchase, further encumber or alienate the Property, or any part thereof, or any interest therein, or shall be divested of our title or any interest therein in any manner or way, whether voluntarily or involuntarily, without the written consent of TMCC being first obtained, TMCC will have the right, at its option, to declare any indebtedness or obligations secured by the Property immediately due and payable regardless of the maturity date specified in this Note.

         If TMCC exercises this option, TMCC will give us notice of acceleration. The notice will provide a period of not less than thirty
         (30) days from the date the notice is delivered or mailed within which we must pay all sums secured by the Deed of Trust. If we fail to pay these sums prior to the expiration of the thirty (30) day period, TMCC may invoke any remedies permitted by the Deed of Trust without further notice or demand on us. If the option is not exercised, a reasonable transfer fee will be paid. We further agree to pay for any statement regarding the obligation secured hereby in any amount demanded by TMCC, not to exceed the maximum allowed by law at the time when such statement is requested.

  b. INSURANCE: We will keep the Property insured against fire and other hazards in an amount sufficient to cover the replacement value of the improvements located on the Property. In consideration of TMCC's making this Loan, we will furnish TMCC evidence of such insurance coverage naming TMCC as loss payee, and specifying the date of any renewals and evidence of paid renewals. In the event of loss or damage, we will give prompt notice to TMCC and the insurance carrier.

c. INDEMNITY RE TITLE: We represent that we have title to the Property and will defend and hold TMCC harmless against any and all liability including any costs, damages, expenses and actual attorney's fees incurred by TMCC in connection with any action, claim, proceeding or suit arising from any liens, encumbrances, rights or easements affecting title of the Property securing this Note.


"BORROWER"


By:  ________________________


By: ________________________

                                                                             20F



                            LOAN DISCLOSURE STATEMENT


Borrowers' Names:

                        (________________is an associate of Toyota
                        Motor   Sales, U.S.A., Inc. or one of its affiliates or
                        subsidiaries)


Property Address:       ___________________________

Lender's Name           Toyota Motor Credit Corporation, 19001 S. Western Ave.
and Address:            P.O. Box 2958, Torrance, California 90509



1.      AMOUNT FINANCED:  The amount of credit provided to you
        or on your behalf . . . . . . . . . . . . . . . . .       $___________

2.      INTEREST RATE:        . . . . . . . . . . . . . . . . .    ____%


3.      ANNUAL PERCENTAGE RATE: . . . . . . . . . . . . . .        ____%
        This is the cost of your credit over the term of the loan at a yearly rate.

4.      FINANCE CHARGE: . . . . . . . . . . . . . . . . . . .     $___________
        The dollar amount the credit will cost you.

4.      TOTAL OF PAYMENTS:  The amount you will have paid after
        you have made all payments as scheduled . . . . . . . . . $___________

6. PAYMENT SCHEDULE: Your payment schedule assuming your loan funding date is ________________ will be:


No. of Payments                 Payment Amount            When Payments are Due


__      Interest Payment Per            $________Est.        _______________
        Diem at $[__________DAYS]

                                                              Monthly Starting
__      Principal & Interest            $                    _______________


7. Estimates. The above payments and charges are estimates and are based on the assumption that all payments are made when due. If any payment is made prior to its due date, the Finance Charge and Total of Payments will be less than estimated and if any payment is made after its due date, the Finance Charge and Total of Payments will be more than estimated.

8. Insurance. You are required to obtain property insurance in the amount of the full replacement cost of the improvements located on the property and name Lender as loss payee. You may obtain the insurance from anyone you want. Credit life insurance and credit disability insurance are not required to obtain credit, and will not be provided by Lender.

9. Late Charge. If a payment is late more than 15 days, you will be charged 5.00% of the payment amount (or the unpaid portion if less than the payment amount) as a late charge.

10. Security Interest. The Amount Financed shown above is secured by a first priority deed of trust and assignment of rents on the property identified in the Property Address above, more particularly described in the deed of trust to be executed by you in favor of Lender.

11. Prepayment. If you pay off the loan early, you will not have to pay a penalty or prepayment charge.


12. Demand Feature. In the event of a sale or transfer of the property identified in the Property Address above without the written consent of Lender, or should you default in the payment of any principal or interest when due, the entire balance of the principal and interest shall, at Lender's option, become immediately due and payable.

13. Associate Termination. In the event your, the associate's, employment with Toyota Motor Sales, U.S.A., Inc., its subsidiaries or affiliates should terminate for any reason, other than death or retirement, the unpaid principal balance and interest shall become due and payable ninety (90) days following the associate's termination.

14.     Assumption. The loan is not assumable by any other person or entity.


SEE YOUR LOAN DOCUMENTS FOR ANY ADDITIONAL INFORMATION ABOUT NONPAYMENT, DEFAULT AND ANY REQUIRED PAYMENT IN FULL BEFORE THE MATURITY DATE. YOU HEREBY ACKNOWLEDGE RECEIPT OF A COPY OF THIS DISCLOSURE STATEMENT.

THIS LOAN IS MADE PURSUANT TO THE CONSUMER FINANCE LENDERS LAW, DIVISION 10 OF THE FINANCIAL CODE.

                    ACKNOWLEDGMENT OF RECEIPT OF DISCLOSURES.

THE UNDERSIGNED BORROWER(S) HEREWITH ACKNOWLEDGE THAT AT LEAST ONE PRIMARY BORROWER RECEIVED A COPY OF THIS DISCLOSURE STATEMENT WHICH WAS COMPLETED AND FILLED IN PRIOR TO YOUR SIGNING BELOW.

"BORROWER"



--------------------------       ---------   ----------------------    ---------
                                 Date                                  Date




                                       2



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RECORDING REQUESTED BY         |
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AND WHEN RECORDED MAIL TO      |
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                                  DEED OF TRUST
                 WITH ASSIGNMENT OF RENTS AS ADDITIONAL SECURITY

This DEED OF TRUST, made___________, between

herein called TRUSTOR,________________________________________________
whose address is______________________________________________________
______________________________________________________________________


CHICAGO TITLE COMPANY, a California Corporation, herein called TRUSTEE, and

______________________________________________, herein called BENEFICIARY,
Trustor irrevocably grants, transfers and assigns to Trustee in Trust, with Power of Sale that property in County_____________ California, described as:
____________________________________________________________________________
____________________________________________________________________________


Together with the rents, issues and profits thereof, subject, however, to the right, power and authority hereinafter given to and conferred upon Beneficiary to collect and apply such rents, issues and profits.

For the Purpose of Securing (1) payment of the sum of $ ______________________ with interest thereon according to the terms of a promissory note or notes of even date herewith made by Trustor, payable to order of Beneficiary, and extensions or renewals thereof; (2) the performance of each agreement of Trustor incorporated by reference or contained herein or reciting it is so secured; (3) Payment of additional sums and interest thereon which may hereafter be loaned to Trustor, or his successors or assigns, when evidenced by a promissory note or notes reciting that they are secured by this Deed of Trust.

To protect the security of this Deed of Trust, and with respect to the property above described, Trustor expressly makes each and all of the agreements, and adopts and agrees to perform and be bound by each and all of the terms and provisions set forth in subdivision A of that certain Fictitious Deed of Trust referenced herein, and it is mutually agreed that all of the provisions set forth in subdivision B of that certain Fictitious Deed of Trust recorded in the book and page of Official Records in the office of the county recorder of the county where said property is located, noted below opposite the name of such county, namely:

      COUNTY           BOOK  PAGE     COUNTY        BOOK   PAGE   COUNTY            BOOK     PAGE   COUNTY      BOOK    PAGE
      Alameda          1288  556      Kings         858    713    Placer            1028     379    Sierra      38      187
      Alpine           3     130-31   Lake          437    110    Plumes            166      1307   Siskiyou    506     762
      Amador           133   438      Lassen        192    367    Riverside         3778     347    Solano      1287    621
      Butte            1330  513      Los Angeles   T-3878 874    Sacramento        71-10-26 615    Sonoma      2067    427
      Calveras         185   338      Madera        911    136    San Benito        300      405    Stanislaus  1970    56
      Colusa           323   391      Marin         1849   122    San Bernardino    6213     768    Sutter      655     585
      Contra Costa     4684  1        Mariposa      90     453    San Francisco     A-804    596    Tehama      457     183
      De[ Norte        101   549      Mendocino     667    99     San Joaquin       2855     283    Trinity     108     595
      El Dorado        704   635      Merced        1660   753    San Luis Obispo   1311     137    Tulare      2530    108
      Fresno           5052  623      Modoc         191    93     San Mateo         4778     175    Tuolumne    177     160
      Glenn            469   76       Mono          69     302    Santa Barbara     2065     881    Ventura     2607    237
      Humboldt         801   83       Monterey      357    239    Santa Clara       6626     664    Yolo        769     16
      Imperial         1189  701      Napa          704    742    Santa Cruz        1638     607    Yuba        398     693
      Inyo             165   672      Nevada        363    94     Shasta            800      633
      Kern             3756  690      Orange        7182   18     San Diego Series  5 Book 1964, Page 149774

shall inure to and bind the parties hereto, with respect to the property above described. Said agreements, terms and provisions contained in said subdivisions A and B, (identical in all counties) are preprinted on the following pages hereof and are by the within reference thereto, incorporated herein and made a part of this Deed of Trust for all purposes as fully as if set forth at length herein, and Beneficiary may charge for a statement regarding the obligation secured hereby, provided the charge thereof does not exceed the maximum allowed by laws.


The undersigned Trustor, requests that a copy of any notice of default and any notice of sale hereunder be mailed to him at his address hereinbefore set forth.



____________________________________



____________________________________

                 CERTIFICATE OF ACKNOWLEDGEMENT OF NOTARY PUBLIC


STATE OF CALIFORNIA,  )
                      )
COUNTY OF             )


         On _________________________ before me, __________________________  , personally appeared ________________________________ personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s), acted, executed the instrument.
         WHEREAS my hand and official seal.


                                                    (Signature of Notary Public)





                 CERTIFICATE OF ACKNOWLEDGEMENT OF NOTARY PUBLIC

STATE OF CALIFORNIA,  )
                      )
COUNTY OF             )

         On _________________________ before me, __________________________  , personally appeared ________________________________ personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s), acted, executed the instrument.
         WHEREAS my hand and official seal.


                                                    (Signature of Notary Public)

                                  DO NOT RECORD

The following is a copy of Subdivisions A and B of the fictitious Deed of Trust recorded in each County in California as stated in the foregoing Deed of Trust and incorporated by reference in said Deed of Trust as being a part thereof as if set forth at length therein.

A. To protect the security of this Deed of Trust, Trustor agrees: (1) To keep said property in good condition and repair; not to remove or demolish any building thereon; to complete or restore promptly and in good and workmanlike manner any building which may be constructed, damaged or destroyed thereon and to pay when due all claims for labor performed and materials furnished therefor; to comply with all laws affecting said property or requiring any alterations or improvements to be made thereon; not to commit or permit waste thereof; not to commit, suffer, or permit any act upon said property in violation of law; to cultivate, irrigate, fertilize, fumigate, prune and do all other acts which from the character or use of said property may be reasonably necessary, the specific enumerations herein not excluding the general.

(2) To provide, maintain and deliver to Beneficiary fire insurance satisfactory to and with loss payable to Beneficiary. The amount collected under any fire or other insurance policy may be applied by Beneficiary upon any indebtedness secured hereby and in such order as Beneficiary may determine, or at option of Beneficiary the entire amount so collected or any part thereof may be released to Trustor. Such application or release shall not cure or waive any default or notice of default hereunder or invalidate any act done pursuant to such notice.

(3) To appear in and defend any action or proceeding purporting to affect the security hereof or the rights or powers of Beneficiary or Trustee; and to pay all costs and expenses, including cost of evidence of title and attorney's fees in a reasonable sum, in any action or proceeding in which Beneficiary or Trustee may appear, and in any suit brought by Beneficiary to foreclose this Deed.

(4) To pay: at least ten days before delinquency all taxes and assessments affecting said property, including assessments on appurtenant water stock; when due, all encumbrances, charges and liens, with interest, on said property or any part thereof, which appear to be prior or superior hereto; all costs, fees and expenses of this Trust.

Should Trustor fail to make any payment or to do any act as herein provided, then Beneficiary or Trustee, but without obligation so to do and without notice to or demand upon Trustor and without releasing Trustor from any obligation hereof, may, make or do the same in such manner and to such extent as either may deem necessary to protect the security hereof, Beneficiary or Trustee being authorized to enter upon said property for such purposes; appear in and defend any action or proceeding purporting to affect the security hereof or the rights or powers of Beneficiary or Trustee; pay, purchase, contest or compromise any encumbrance, charge, or lien which in the judgement of either appears to be prior or superior hereto; and, in exercising any such powers, pay necessary expenses, employ counsel and pay his or her reasonable fees.

(5) To pay immediately and without demand all sums so expanded by Beneficiary or Trustee, with interest from date of expenditure at the amount allowed by law in effect at the date hereof, and to pay for any statement provided for by law in effect at the date hereof regarding the obligation secured hereby, any amount demanded by the Beneficiary not to exceed the maximum allowed by law at the time when said statement is demanded.

B. It is mutually agreed:
(1) That any award of damages in connection with any condemnation for public use of or injury to said property or any part thereof is hereby assigned and shall be paid to Beneficiary who may apply or release such moneys received by him or her in the same manner and with the same effect as above provided for regarding disposition of proceeds of fire or other insurance.

(2) That by accepting payment of any sum secured hereby after its due date, Beneficiary does not waive his or her right either to require prompt payment when due of all other sums so secured or to declare default for failure so to pay.

(3) That at any time or from time to time, without liability therefor and without notice, upon written request of Beneficiary and presentation of this Deed and said note for endorsement, and without affecting the personal liability of any person for payment of the indebtedness secured hereby, Trustee may: reconvey any part of said property; consent to the making of any map or plat thereof; join in granting any easement thereon; or join in any extension agreement or any agreement subordinating the lien or charge hereof.

(4) That upon written request of Beneficiary stating that all sums secured hereby have been paid, and upon surrender of this Deed and said note to Trustee for cancellation and retention or other disposition as Trustee in its sole discretion may choose and upon payment of its fees, Trustee shall reconvey, without warranty, the property then held hereunder. The recitals in such reconveyance of any matters or facts shall be conclusive proof of the truthfulness thereof. The Grantee in such reconveyance may be described as "the person or persons legally entitled thereto."

(5) That as additional security, Trustor hereby gives to and confers upon Beneficiary the right, power and authority, during the continuance of these Trusts, to collect the rents, issues and profits of said property, reserving unto Trustor the right, prior to any default by Trustor in payment of any indebtedness secured hereby or in performance of any agreement hereunder, to collect and retain such rents, issues and profits as they become due and payable. Upon any such default, Beneficiary may at any time without notice, either in person, by agent, or by a receiver to be appointed by a court, and without regard to the adequacy of any security for the indebtedness hereby secured, enter upon and take possession of said property or any part thereof, in his or her own name sue for or otherwise collect such rents, issues, and profits, including those past due and unpaid, and apply the same, less costs and expenses of operation and collection, including reasonable attorney's fees, upon any indebtedness secured hereby, and in such order as Beneficiary may determine. The entering upon and taking possession of said property , the collection of such rents, issues and profits and the application thereof as aforesaid, shall not cure or waive any default or notice of default hereunder or invalidate any act done pursuant to such notice.

(6) That upon default by Trustor in payment of any indebtedness secured hereby or in performance of any agreement hereunder, Beneficiary may declare all sums secured hereby immediately due and payable by delivery to Trustee of written declaration of default and demand for sale and of written notice of default and of election to cause to be sold said property, which notice Trustee shall Cause to be filed for record. Beneficiary also shall deposit with Trustee this Deed, said note and all documents evidencing expenditures secured hereby.

After the lapse of such time as may then be required by law following the recordation of said notice of default, and notice of sale having been given as then required by law, Trustee, without demand on Trustor, shall sell said property at the time and place fixed by it in said notice of sale, either as a whole or in separate parcels, and in such order as it may determine, at public auction to the highest bidder for cash in lawful money of the United States, payable at time of sale. Trustee may postpone sale of all or any portion of said property by public announcement at such time and place of sale, and from time to time thereafter may postpone such sale by public announcement at the time fixed by the preceding postponement. Trustee shall deliver to such purchaser its deed conveying the property so sold, but without any covenant or warranty, express or implied. The recitals in such deed of any matters or facts shall be conclusive proof of the truthfulness thereof. Any person, including Trustor, Trustee, or Beneficiary as hereinafter defined, may purchase at such sale.

After deducting all costs, fees and expenses of Trustee and of this Trust, including cost of evidence of title in connection with sale, Trustee shall apply the proceeds of sale to payment of: all sums expended under the terms hereof, not then repaid, with accrued interest at the amount allowed by law in effect at the date hereof; all other sums then secured hereby; and the remainder, if any, to the person or persons legally entitled thereto.

(7) Beneficiary, or any successor in ownership of any indebtedness secured hereby, may from time to time, by instrument in writing, substitute a successor or successors to any Trustee named herein or acting hereunder, which instrument, executed by the Beneficiary and duly acknowledged and recorded in the office of the recorder of the county or counties where said property is situated, shall be conclusive proof of proper substitution of such successor Trustee or Trustees, who shall, without conveyance from the Trustee predecessor, succeed to all its title, estate, rights, powers and duties. Said instrument must contain the name of the original Trustor, Trustee and Beneficiary hereunder, the book and page where this Deed is recorded and the name and address of the new Trustee.

(8) That this Deed applies to, inures to the benefit of, and binds all parties hereto, their heirs, legatees, devisees, administrators, executors, successors, and assigns. The term Beneficiary shall mean the owner and holder, including pledgees of the note secured hereby, whether or not named as Beneficiary herein. In this Deed, whenever the context so requires, the masculine gender includes the feminine and/or the neuter, and the singular number includes the plural.


(9) The Trustee accepts this Trust when this Deed, duty executed and acknowledged, is made a public record as provided by law. Trustee is not obligated to notify any party hereto of pending sale under any other Deed of Trust or of any action or proceeding in which Trustor, Beneficiary or Trustee shall be a party unless brought by Trustee.

DO NOT RECORD                         REQUEST FOR FULL RECONVEYANCE
-------------

TO CHICAGO TITLE COMPANY

The undersigned is the legal owner and holder of the note or notes and of all other indebtedness secured by the foregoing Deed of Trust. Said note or notes, together with all other indebtedness secured by said Deed of Trust, have been fully paid and satisfied; and you are hereby requested and directed, on payment to you of any sums owing to you under the terms of said Deed of Trust, to cancel said note or notes above mentioned, and all other evidence of indebtedness secured by said Deed of Trust delivered to you herewith, together with the said Deed of Trust, and to reconvey, without warranty, to the parties designated by the terms of said Deed of Trust, all the estate now held by you under the same.


Dated




Please mail Deed of Trust,
Note and Reconveyance to __________________________________

Do not lose or destroy this Dead of Trust OR THE NOTE which it secures. Both must be delivered to the Trustee for cancellation before reconveyance will be made.

                                    EXHIBIT A


                               [Legal Description]

                                   EXHIBIT "B"


ACCELERATION OF NOTE ON TRANSFER OR ENCUMBRANCE OF PROPERTY BY BORROWER IN THE EVENT THAT WE SELL, CONVEY, ENTER INTO A CONTRACT OF SALE, LEASE WITH OPTION TO PURCHASE, FURTHER ENCUMBER OR ALIENATE THE PROPERTY, OR ANY PART THEREOF, OR ANY INTEREST THEREIN, OR SHALL BE DIVESTED OF OUR TITLE OR ANY INTEREST THEREIN IN ANY MANNER OR WAY, WHETHER VOLUNTARILY OR INVOLUNTARILY, WITHOUT THE WRITTEN CONSENT OF BENEFICIARY BEING FIRST OBTAINED, BENEFICIARY WILL HAVE THE RIGHT, AT ITS OPTION, TO DECLARE ANY INDEBTEDNESS OR OBLIGATIONS SECURED BY THIS DEED OF TRUST IMMEDIATELY DUE AND PAYABLE REGARDLESS OF THE MATURITY DATE SPECIFIED IN THE NOTE WHICH EVIDENCES THE INDEBTEDNESS WHICH THIS DEED OF TRUST SECURES (THE "NOTE").

IF BENEFICIARY EXERCISES THIS OPTION, BENEFICIARY WILL GIVE TRUSTOR NOTICE OF ACCELERATION. THE NOTICE WILL PROVIDE A PERIOD OF NOT LESS THAN THIRTY (30) DAYS FROM THE DATE THE NOTICE IS DELIVERED OR MAILED WITHIN WHICH TRUSTOR MUST PAY ALL SUMS SECURED BY THE DEED OF TRUST. IF TRUSTOR FAILS TO PAY THESE SUMS PRIOR TO THE EXPIRATION OF THE THIRTY (30) DAY PERIOD, BENEFICIARY MAY INVOKE ANY REMEDIES PERMITTED BY THIS DEED OF TRUST WITHOUT FURTHER NOTICE OR DEMAND ON TRUSTOR.

ACCELERATION AFTER TERMINATION OF EMPLOYMENT
--------------------------------------------

IF TRUSTOR'S EMPLOYMENT WITH TOYOTA MOTOR SALES, U.S.A., INC., ITS SUBSIDIARIES OR AFFILIATES, TERMINATES FOR ANY REASON, OTHER THAN DEATH OR RETIREMENT, THE UNPAID PRINCIPAL BALANCE AND INTEREST WILL BECOME DUE AND PAYABLE NINETY (90) DAYS AFTER DATE OF TERMINATION. BENEFICIARY WILL NOT BE REQUIRED TO GIVE NOTICE OF THE ACCELERATION OF THE NOTE. FOLLOWING TERMINATION OF SUCH EMPLOYMENT AND UNTIL WE HAVE PAID ALL PRINCIPAL, INTEREST AND ANY OTHER CHARGES THAT WE MAY OWE UNDER THE NOTE, WE WILL CONTINUE TO MAKE THE MONTHLY PAYMENTS AS SPECIFIED IN
SECTION 3 OF THE NOTE. BENEFICIARY WILL HAVE THE RIGHT TO PROCEED UNDER SECTION 5 OF THE NOTE IF WE FAIL TO MAKE THE MONTHLY PAYMENTS REQUIRED AFTER TERMINATION OF SUCH EMPLOYMENT.



_________  Initials


_________, Initials

CREDITOR:         TOYOTA MOTOR CREDIT CORPORATION

DEBTORS:

                  (THE "HOME")



NOTICE OF RIGHT TO CANCEL

Your Right to Cancel

You are entering into a transaction that will result in a mortgage/lien/security interest on your home. You have a legal right under federal law to cancel this transaction without cost, within three business days from whichever of the following events occurs last:

(1) the date of the transaction, which is ___________, 200_; or

(2) the date you received your Truth in Lending disclosures; or

(3) the date you received this notice of your right to cancel.

If you cancel the transaction, the mortgage/lien/security interest is also cancelled. Within 20 calendar days after we receive your notice, we must take the steps necessary to reflect the fact that the mortgage/lien/security interest on your home has been cancelled, and we must return to you any money or property you have given to us or to anyone else in connection with this transaction.

You may keep any money or property we have given you until we have done the things mentioned above, but you must then offer to return the money or property. If it is impractical or unfair for you to return the property, you must offer its reasonable value. You may offer to return the property at your home or at the location of the property. Money must be returned to the address below. If we do not take possession of the money or property within 20 calendar days of your offer, you may keep it without further obligation.

How to Cancel

If you decide to cancel this transaction, you must do so by notifying us in writing, at


                  Toyota Motor Credit Corporation
                  Legal Department - Mail Drop____
                  19001 South Western Avenue
                  Torrance, CA 90501
                  Attention: _____________


You may use any written statement that is signed and dated by you and states your intention to cancel, and/or you may use this notice by dating and signing below. Keep one copy of this notice because it contains important information about your rights. If you cancel by mail or telegram, you must send the notice no later than midnight of ________, 200__ (or midnight of the third business day following the latest of the three events listed above). If you send or deliver your written notice to cancel some other way, it must be delivered to the above address no later than that time.

By signing this Notice, you acknowledge that you have received this information on your "Three Day Right of Recission" on the date stated next to your name below.



----------------------     ------
                           Date



----------------------     ------
                           Date






I WISH TO CANCEL



--------------------------                  -----------------------
Consumer's Signature                        Date:








                                       2